SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 1999

                          MERRILL LYNCH DEPOSITOR, INC.
             (on behalf of Public STEERS(R) Series 1998 HLT-1 Trust) (Exact name of registrant as specified in its charter)

         Delaware                     333-29015                13-3891329
      (State or other                (Commission             (I.R.S. Employer
        jurisdiction                 File Number)           Identification No.)
      of incorporation)

   World Financial Center,
     New York, New York                                           10281
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000


                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.



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Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  On February 18, 1999, Public STEERS(R) Series 1998 HLT-1 Trust, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued an additional $9,887,000 stated amount of Class A Trust Certificates and corresponding Class B Trust Certificates.

                  In connection therewith, the Depositor entered into a Public STEERS(R) Series 1998 HLT-1 Amended and Restated Supplement, dated as of February 18, 1999 (the "Supplement"), by and between the Depositor and United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998 (the "Standard Terms"), by and between the Depositor and the Trustee and Securities Intermediary. The Supplement replaces the Public STEERS(R) Series 1998 HLT-1 Supplement, dated as of October 15, 1998 (the "Supplement"), by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.



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Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated February 18, 1999.

4.2                    Amended and Restated Supplement to
                       the Standard Terms for Trust
                       Agreements, dated as of February 18,
                       1999, between Merrill Lynch
                       Depositor, Inc. and United States
                       Trust Company of New York, as
                       Trustee and as Securities
                       Intermediary. (Exhibits to the
                       Series Supplement were previously
                       filed with the Form 8-K dated
                       October 19, 1998.)



Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  February 24, 1999                    By:/s/ Bradley N. Liebmann
                                               ---------------------------------
                                               Name:   Bradley N. Liebmann
                                               Title:  Secretary





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                                        5

                                INDEX TO EXHIBITS


Exhibit No.                            Description
-----------                            -----------

1.2                Terms Agreement between Merrill Lynch Depositor, Inc.
                   and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated February 18, 1999.

4.2 Amended and Restated Supplement to the Standard Terms for Trust Agreements, dated as of February 18, 1999, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as Trustee and as Securities Intermediary. (Exhibits to the Series Supplement were previously filed with the Form 8-K dated October 19, 1998.)



(R)  "STEERS" is a registered service mark of Merrill Lynch & Co., Inc.